SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

MUNIINSURED FUND, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

      Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MUNIINSURED FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

December 13, 2000

TO THE STOCKHOLDERS OF MUNIINSURED FUND, INC.:

      NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the “Meeting”) of MuniInsured Fund, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at 2:00 p.m. for the following purposes:

(1) To elect two Class II Directors to serve until the 2003 Annual Meeting of Stockholders;

(2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on October 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 29, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

      If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-800-645-4519.

By Order of the Board of Directors

BRADLEY J. LUCIDO
Secretary

Plainsboro, New Jersey

Dated: November 13, 2000

PROXY STATEMENT

MUNIINSURED FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

December 13, 2000

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniInsured Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at 2:00 p.m. The approximate mailing date of this Proxy Statement is November 15, 2000.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of two Class II Directors to serve until the 2003 Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 8,079,388 shares of common stock, par value $.10 per share. To the knowledge of the Fund, no person is the beneficial owner of more than five percent of the outstanding shares.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.  ELECTION OF DIRECTORS

      Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

      It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Melvin R. Seiden and Stephen B. Swensrud, the Class II Directors whose current terms expire at the Meeting. The Board of Directors of the Fund knows of no reason why these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees and the continuing Directors is set forth as follows:

				Shares of
				Common Stock
				of the Fund
				Beneficially
		Principal Occupation During Past	Director	Owned at the
Name and Address	Age	Five Years and Public Directorships(1)	Since	Record Date

Class II Nominees to serve until the 2003 Annual Meeting of Stockholders:

Melvin R. Seiden(1)(2) 780 Third Avenue Suite 2502 New York, New York 10017	70	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	1987	500

Stephen B. Swensrud(1)(2) 88 Broad Street 2nd Floor Boston, Massachusetts 02110	67	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Director and Chairman, RPP Corporation since 1999; Director, International Mobile Communications, Inc. since 1999.	1987	-0-

Class I Directors serving until the 2002 Annual Meeting of Stockholders:

Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of MLIM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	1999	-0-

				Shares of
				Common Stock
				of the Fund
				Beneficially
		Principal Occupation During Past	Director	Owned at the
Name and Address	Age	Five Years and Public Directorships(1)	Since	Record Date

Joe Grills(1)(2) P.O. Box 98 Rapidan, Virginia 22733	65
Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (affiliation changed in June 2000 to the Association of Financial Professionals) (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Joe Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
			1994	-0-

Walter Mintz(1)(2) 1114 Avenue of the Americas New York, New York 10036	71	Special Limited Partner of Cumberland Associates (investment partnership) since 1982.	1987	-0-

				Shares of
				Common Stock
				of the Fund
				Beneficially
		Principal Occupation During Past	Director	Owned at the
Name and Address	Age	Five Years and Public Directorships(1)	Since	Record Date

Class III Director serving until the 2001 Annual Meeting of Stockholders:

Robert S. Salomon, Jr.(1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	63	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Trustee, Commonfund since 1980.	1996	-0-

(1)	Each of the nominees and continuing directors is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Directors” below.

(2)	Member of the Audit Committee of the Board of Directors.

*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund.

     Committee and Board of Directors’ Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

      During the fiscal year ended September 30, 2000, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers and directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as noted below, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Michael G. Clark made a late Form 4 filing reporting a change in beneficial ownership of Fund shares.

      Interested Persons. The Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions he holds or has held with FAM and its affiliates and/or due to his ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

      Compensation of Directors. FAM, the Fund’s investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a “non-interested Director”) a fee of $1,500 per year plus $250 per meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, a fee of $1,500 per year plus $250 per meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $25,334 for the fiscal year ended September 30, 2000.

      The following table sets forth for the fiscal year ended September 30, 2000 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM (“FAM/ MLIM-Advised Funds”), to the non-interested Directors.

			Aggregate
		Pension or	Compensation
		Retirement Benefits	from Fund and
	Compensation	Accrued as Part	FAM/MLIM-Advised
Name of Director	from Fund	of Fund Expenses	Funds Paid to Directors

Joe Grills(1)	$5,000	None	$245,250

Walter Mintz(1)	$5,000	None	$211,250

Robert S. Salomon, Jr.(1)	$5,000	None	$211,250

Melvin R. Seiden(1)	$5,000	None	$211,250

Stephen B. Swensrud(1)	$5,000	None	$232,250

(1)	The Directors serve on the boards of other FAM/ MLIM-Advised Funds as follows: Mr. Grills (32 registered investment companies consisting of 54 portfolios); Mr. Mintz (18 registered investment companies consisting of 40 portfolios); Mr. Salomon (18 registered investment companies consisting of 40 portfolios); Mr. Seiden (18 registered investment companies consisting of 40 portfolios); and Mr. Swensrud (44 registered investment companies consisting of 91 portfolios).

     Officers of the Fund. The Board of Directors has elected five officers of the Fund. The following sets forth information concerning each of these officers:

			Officer
Name and Principal Occupation	Age	Office	Since

Terry K. Glenn	60	President	1987*
Executive Vice President of FAM and MLIM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

			Officer
Name and Principal Occupation	Age	Office	Since

Vincent R. Giordano	56	Senior Vice	1987
Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.		President

William R. Bock	64	Vice President	1997
Vice President of MLIM since 1989.

Donald C. Burke	40	Vice President	1993
First Vice President of FAM and MLIM since 2000; Treasurer of FAM and MLIM since 1999; Senior Vice President of FAM and MLIM from 1999 to 2000; Senior Vice President and Treasurer and of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.		and Treasurer

Bradley J. Lucido	34	Secretary	1999
Vice President of MLIM since 1999; attorney with MLIM since 1995; attorney in private practice from 1991 to 1995.

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Glenn, a Director and officer of the Fund, Arthur Zeikel, a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP (“D&T”), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

      D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLIM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors of ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

      Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

      In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund’s securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York, 10004, 1-800-645-4519, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500, plus out-of-pocket expenses, which are estimated to be $500.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees and “FOR” the ratification of D&T as independent auditors for the Fund.

      Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund’s stockholders, voting in person or by proxy, at a meeting at which a quorum is present and duly constituted.

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), holding Fund shares in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to vote shares held in its name for which no instructions have been received in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

Address of Investment Adviser

      The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any stockholder upon request. Such requests should be directed to MuniInsured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary, or to 1-800-637-3863.

Stockholder Proposals

      If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 14, 2001.

By Order of the Board of Directors

BRADLEY J. LUCIDO
Secretary

Dated: November 13, 2000

COMMON STOCK

MUNIINSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniInsured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the annual meeting of stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [•] or [X] in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Class II Nominees to serve until 2003 Annual Meeting of Stockholders: Melvin R. Seiden and Stephen B. Swensrud

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:__________________________, 2000

X _________________________________ Signature

X _________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.